Exhibit 99.1

MultiPlan and Churchill Capital Corp III Reach Agreement to Combine

-    Transaction Will Deliver Financial Flexibility to Fuel MultiPlan’s Significant Organic and Acquisition Growth Opportunities

-    MultiPlan Brings Affordability and Fairness to the Healthcare System, Delivering Approximately $19 Billion in Medical Cost Reduction on over 135 Million Claims

-    MultiPlan’s Value to Healthcare Payers Will Be Enriched by Three Key Growth Pillars: Enhancing, Extending and Expanding Capabilities and Services

-    Current MultiPlan Management Will Continue to Lead the Company

-    Transaction Includes $1.3 Billion Fully Committed Common Stock at $10 Per Share and $1.3 Billion Convertible Debt, Convertible at $13 Per Share

-    Investor Call on Monday, July 13, 2020 at 8:00 am EST

NEW YORK, NY — July 12, 2020 — Churchill Capital Corp III (“Churchill”) (NYSE: CCXX), a public investment vehicle, and MultiPlan, Inc. (“MultiPlan”), a market-leading, technology-enabled provider of end-to-end healthcare cost management solutions, announced today that they have entered into a definitive agreement to merge. The combined company will operate as MultiPlan and will be listed on the NYSE. The transaction implies an initial enterprise value for MultiPlan of approximately $11 billion or approximately 12.9x estimated 2021 Adjusted EBITDA. The transaction will bring to MultiPlan up to $3.7 billion of new equity or equity linked capital to substantially reduce its debt and fund new value-added services.

MultiPlan will continue to operate its business with a relentless focus on delivering service excellence to its payer customers. The existing management team, led by long-standing CEO Mark Tabak, CFO David Redmond and Chief Revenue Officer Dale White, will continue to lead the business, and Hellman & Friedman affiliates (“H&F”) will remain MultiPlan’s largest shareholder.

The capital from this transaction, combined with Churchill’s expertise, will enable MultiPlan to continue to enhance its core offerings to payers through a significant increase in its data analytics platform, extend into new payer customer segments and expand its platform, increasing the value MultiPlan provides to more than 700 payers, their 60 million consumers and MultiPlan’s 1.2 million providers that serve them. Further, the transaction will better position MultiPlan to capitalize on the entire $50 plus billion total addressable market, rather than its current subset of $8 billion, organically and through M&A.

Mark Tabak, CEO of MultiPlan, stated, “I’m tremendously proud of the role MultiPlan plays in driving order, efficiency and fairness in healthcare payments. This transaction allows us to create payer value beyond the tech-enabled cost management and payment integrity services we offer today. As a public company, MultiPlan will have greater strategic and financial flexibility, making it better equipped to expand organically, through adjacent acquisitions and by investing in new technologies. We will deliver even more value for healthcare payers in particular, but also for their consumers and providers.”

Allen Thorpe, Partner at Hellman & Friedman, said, “MultiPlan’s performance as a privately held company has been outstanding. This transaction strengthens the Company and will allow it to further penetrate the broad and fast-growing healthcare market, driving efficiencies and cost savings that benefit the sector and deliver great outcomes for payers, providers and consumers.” He further added, “We are excited to join forces with the Churchill team and continue our partnership with MultiPlan to deliver value for its many customers.”

“We are pleased to partner with MultiPlan to drive its next phase of growth. MultiPlan is on the right side of healthcare, significantly reducing costs to insurers, employers and consumers,” said Michael S. Klein, Chairman and CEO of Churchill. “MultiPlan has an unmatched, long-term track record of customer satisfaction and delivering high returns to investors. This transaction will enable the Company to enhance its capital structure and position it for substantial incremental growth. MultiPlan fits perfectly with Churchill's core mission to provide intellectual and financial capital to power the growth of great, market leading companies who operate in attractive industries, and can succeed more rapidly in the public markets with increased capital and the benefit of Churchill's Operating and Strategic Partners.”

MultiPlan pioneered innovative and mission-critical transaction processing services for healthcare payers, including the industry’s largest independent preferred provider network, that reduce medical spend, improve payment accuracy and advance their competitive position. MultiPlan’s data- and technology-driven services leverage the Company’s 40 years of claim data, national reach, expansive provider network, strong relationships, innovative intellectual property and modern scale technology platform to create value for all stakeholders in the healthcare ecosystem. Further, MultiPlan brings affordability and fairness, delivering approximately $19 billion in medical cost reduction on over 135 million claims – bringing savings to payers and consumers alike.

Churchill Capital Corp III is a NYSE listed, $1.1 billion, equity growth investment company and is the third vehicle in the Churchill Capital group of companies. Churchill’s strategy is to identify and complete initial business combinations with unique, leading companies in growing industries that will be catalyzed by the growth capital and transparency of the public equity markets and will be enhanced by the experience and expertise of Churchill’s Operating and Strategic Partners, a group of leading Fortune 500 CEOs with exceptional shareholder value creation track records who invest directly in Churchill and are committed to assist MultiPlan in its next phase of growth.

Summary of Transaction

Churchill will contribute up to $1.1 billion of cash raised during its initial public offering in February 2020. Further, additional investors have committed to participate in the transaction through PIPE commitments to a $2.6 billion new private capital raise consisting of a $1.3 billion common stock at $10 per share and $1.3 billion of 6 percent interest convertible debt, with a conversion price of $13 per share. The convertible debt provides flexible capital, including a non-cash pay option.

The total investment of up to $3.7 billion raised in this transaction will be used to pay down existing debt, purchase a portion of the equity owned by existing MultiPlan shareholders and capitalize the MultiPlan balance sheet. As a result of this transaction, MultiPlan’s leverage will be significantly reduced and its existing Net Debt to Adjusted EBITDA ratio will be reduced from 6.8x to approximately 5.8x with its Net Debt to Adjusted EBITDA at the operating company level decreasing to 4.1x1. The additional capital and public stock currency will allow the Company to advance its strategy of investing in organic and acquisition growth, and to increase its investment in data, machine learning and artificial intelligence technologies.

In connection with the transaction, Churchill’s sponsor has entered into an agreement to amend the terms of its founder equity to align with the long-term value creation and performance of MultiPlan. Churchill ‘s sponsor has agreed that a portion of its equity will vest only if the share price of the Company exceeds $12.50 per share over a period between the first and fifth anniversaries of the closing of the transaction, and have agreed not to transfer unvested equity. Churchill has received commitments from its investors and the new PIPE investors for funding that is sufficient to close the transaction.

The Boards of Directors of both Churchill and MultiPlan have unanimously approved the proposed transaction.

The transaction is expected to be completed by the end of October 2020, subject to approval by Churchill stockholders representing a majority of the outstanding Churchill voting power, the expiration of the HSR Act waiting period and other customary closing conditions.

Conference Call Information

MultiPlan and Churchill’s investor conference call and presentation discussing the transaction will take place at 8:00am EST on Monday July 13, 2020. You can pre-register for this conference call by visiting this link. You will then receive a link to the presentation. A transcript of the call will also be filed by Churchill Capital Corp III with the SEC.

1 Assumes no redemptions.

Investor Presentation

A link to the company’s investor presentation can be found at https://iii.churchillcapitalcorp.com/churchill-3-investor-presentation.

Advisors

Citigroup is serving as the private placement agent and capital markets advisor to Churchill. Citigroup and Goldman Sachs served as financial advisors and Weil, Gotshal & Manges LLP served as legal counsel to Churchill. Credit Suisse served as a capital markets advisor to Churchill. Citigroup and Goldman Sachs were joint book running managers for Churchill Capital Corp III.

Centerview Partners, Barclays, BofA Securities and UBS Investment Bank served as financial advisors to MultiPlan. Kirkland & Ellis and Simpson Thacher & Bartlett served as legal counsel to MultiPlan and H&F.

About MultiPlan

MultiPlan is committed to helping healthcare payers manage the cost of care, improve their competitiveness and inspire positive change. Leveraging sophisticated technology, data analytics, and a team rich with industry experience, MultiPlan interprets clients’ needs and customizes innovative solutions that combine its payment integrity, network-based and analytics-based services. MultiPlan is a trusted partner to over 700 healthcare payers in the commercial health, dental, government and property and casualty markets, and saves these companies approximately $19 billion annually. MultiPlan is owned by Hellman & Friedman and other investors. For more information, visit multiplan.com.

About Churchill Capital Corp III

Churchill Capital Corp III is a public investment vehicle formed for the purpose of effecting a merger, acquisition, or similar business combination. Churchill III was founded by a group of leading current and former business and financial leaders. Churchill III’s securities are traded on the New York Stock Exchange under ticker symbols CCXX, CCXX WS and CCXX.U. The Company raised $1.1 billion of cash proceeds in an initial public offering in February 2020. Churchill’s first public equity investment company, Churchill Capital Corp, led by Jerre Stead, merged with Clarivate Analytics, a leading provider of comprehensive intellectual property and scientific information, analytical tools, and services in May 2019. Churchill Capital Corp II is actively pursuing an initial business combination target in any business or industry. For more information, visit iii.churchillcapitalcorp.com

About Hellman & Friedman

Hellman & Friedman (H&F) is a preeminent global private equity firm with a distinctive investment approach focused on large-scale equity investments in high-quality growth businesses. H&F seeks to partner with world-class management teams where its deep sector expertise, long-term orientation, and collaborative partnership approach enable companies to flourish. H&F targets outstanding businesses in select sectors including software & technology, financial services, healthcare, retail & consumer, and other business services. Founded in 1984, H&F has raised over $50 billion of committed capital, invested in over 90 companies, manages $49 billion of assets under management (as of 12/31/19) and is investing its ninth fund, with $16.5 billion of committed capital. Learn more about H&F’s defining investment philosophy and approach to sustainable outcomes at www.hf.com.

Forward Looking Statements

This press release includes “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Terms such as “anticipate,” “believe,” “will,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “should,” “would,” or similar expressions may identify forward-looking statements, but the absence of these words does not mean the statement is not forward-looking. Such forward looking statements include estimated financial information. Such forward looking statements with respect to revenues, earnings, performance, strategies, prospects and other aspects of the businesses of Churchill, MultiPlan or the combined company after completion of the business combination are based on current expectations that are subject to known and unknown risks and uncertainties, which could cause actual results or outcomes to differ materially from expectations expressed or implied by such forward looking statements.

Actual events or results may differ materially from those discussed in forward-looking statements as a result of various risks and uncertainties, including: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the inability to complete the transactions contemplated by the transaction agreement due to the failure to obtain approval of the stockholders of Churchill or other conditions to closing in the merger agreement; the ability to meet applicable listing standards following the consummation of the transactions contemplated by the merger agreement; the risk that the proposed transaction disrupts current plans and operations of MultiPlan as a result of the announcement and consummation of the transactions contemplated by the merger agreement; the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; costs related to the proposed business combination; changes in applicable laws or regulations; the possibility that Churchill, MultiPlan or the combined company may be adversely affected by other political, economic, business, and/or competitive factors; the impact of COVID-19 and its related effects on Churchill, MultiPlan or the combined company’s projected results of operations, financial performance or other financial metrics; and other risks and uncertainties indicated from time to time in the final prospectus of Churchill for its initial public offering, including those under “Risk Factors” therein, and other documents filed or to be filed with the SEC by Churchill. Forward-looking statements speak only as of the date made and, except as required by law, Churchill and MultiPlan undertake no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. Anyone using the presentation does so at their own risk and no responsibility is accepted for any losses which may result from such use directly or indirectly. Investors should carry out their own due diligence in connection with the assumptions contained herein. The forward-looking statements in this press release speak as of the date of this press release. Although Churchill may from time to time voluntarily update its prior forward-looking statements, it disclaims any commitment to do so whether as a result of new information, future events, changes in assumptions or otherwise except as required by securities laws. For additional information regarding these and other risks faced by us, refer to our public filings with the Securities and Exchange Commission (“SEC”), available on the SEC’s website at www.sec.gov.

Non-GAAP Financial Measures

EBITDA, Adjusted EBITDA and the ratio of net debt to Adjusted EBITDA are examples of supplemental non-U.S. GAAP measures of MultiPlan’s performance. Adjusted EBITDA represents net income before interest expense, interest income, income tax provision, depreciation, amortization of intangible assets and non-income taxes (“EBITDA”) adjusted to exclude miscellaneous non-operating expenses, gain or loss on disposal of assets, management fees, integration expenses, transaction related expenses, gain on repurchase and retirement of notes, and non-cash compensation that are included in net income for the period that MultiPlan does not consider indicative of its ongoing operating performance, and certain unusual items impacting results in a particular period to more accurately reflect management’s view of the recurring profitability of the business. These measures are not measurements of MultiPlan’s financial performance under GAAP and should not be considered in isolation or as alternatives to net income, net cash flows provided by operating activities, total net cash flows or any other performance measures derived in accordance with GAAP.

MultiPlan believes Adjusted EBITDA is an important supplemental measure of MultiPlan's operating performance and a basis upon which MultiPlan's management assesses performance rather than cash flow measures. MultiPlan’s management also believes Adjusted EBITDA is useful to investors because it and similar measures are frequently used by securities analysts, investors, and other interested parties to evaluate MultiPlan's competitors and provide additional information regarding growth rates on a more comparable basis than would be provided without such adjustments.

The use of Adjusted EBITDA instead of a U.S. GAAP measure has limitations as an analytical tool, and you should not consider Adjusted EBITDA in isolation, or as a substitute for analysis of MultiPlan’s results of operations and operating cash flows as reported under GAAP. For example, Adjusted EBITDA:

• does not reflect MultiPlan’s cash expenditures or future requirements for capital expenditures;

• does not reflect changes in, or cash requirements for, MultiPlan’s working capital needs;

• does not reflect interest expense, or the cash requirements necessary to service interest or principal payments, on MultiPlan’s debt;

• any cash income taxes that MultiPlan may be required to pay;

• assets are depreciated or amortized over estimated useful lives and often have to be replaced in the future, and Adjusted EBITDA does not reflect any cash requirements for such replacements; and

• all non-cash income or expense items that are reflected in MultiPlan’s statements of cash flows.

MultiPlan’s definition of and method of calculating Adjusted EBITDA may vary from the definitions and methods used by other companies, which may limit their usefulness as comparative measures. MultiPlan prepared the information included in this press release based upon available information and assumptions and estimates that it believes are reasonable. MultiPlan cannot assure you that its estimates and assumptions will prove to be accurate.

Additional Information

In connection with the proposed business combination, Churchill will file with the SEC and furnish to Churchill’s stockholders a proxy statement and other relevant documents. This press release shall not constitute an offer to sell or the solicitation of any offer to buy any securities of Churchill or the solicitation of any vote or approval, nor shall there be any sale of securities of the Company in any state or jurisdiction, domestic or foreign, in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. Stockholders are urged to read the proxy statement when it becomes available and any other documents to be filed with the SEC in connection with the proposed business combination or incorporated by reference in the proxy statement because they will contain important information about the proposed business combination.

Investors will be able to obtain free of charge the proxy statement and other documents filed with the SEC at the SEC’s website at http://www.sec.gov. Copies of the documents filed with the SEC by Churchill when and if available, can be obtained free of charge by directing a written request to Churchill Capital Corp III, 640 Fifth Avenue, 12th Floor, New York, NY 10019.

The directors, executive officers and certain other members of management and employees of Churchill may be deemed “participants” in the solicitation of proxies from stockholders of Churchill in favor of the proposed business combination. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of Churchill in connection with the proposed business combination will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. You can find information about Churchill’s executive officers and directors in Churchill’s filings with the SEC, including Churchill’s final prospectus for its initial public offering.

Contacts:

MultiPlan, Inc.:	Pamela Walker, 781-895-3118 or Pamela.Walker@multiplan.com
Susan Mohler, 301-975-1759 or Susan.Mohler@multiplan.com

Media Enquiries:	Winnie Lerner, Finsbury, 917-375-5652 or Winnie.Lerner@finsbury.com

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